UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2014

Date of reporting period:  September 30, 2014

Item 1. Reports to Stockholders.

Poplar Forest Partners Fund

A Series of Advisors Series Trust

www.poplarforestfunds.com

Annual Report
September 30, 2014

POPLAR FOREST PARTNERS FUND

To my partners,

Stocks, as measured by the S&P 500® Index, have produced a nice gain year-to-date and we are pleased that our portfolio managed to do even better.  That said, we are disappointed with our results in the most recent period.  The biggest detractors to our results over the last six months were Avon Products, Inc., TE Connectivity Ltd., Rowan Companies plc and Ultra Petroleum Corp.  The biggest positive contributors to our results were Electronic Arts Inc., Hewlett-Packard Co., Microsoft Corp., and WPX Energy, Inc.  From an industry perspective, our investments in industrial companies most helped our results while our consumer exposure provided the greatest headwind.

Average Annual Total Returns as of September 30, 2014

					Since
	6	Calendar	1	3	Inception
	Months	YTD	Year	Years	(12/31/09)
Poplar Forest Partners Fund
Class A shares; with load	-0.23%	+3.98%	+15.17%	+25.49%	+14.91%
Class A shares; without load	+5.03%	+9.45%	+21.22%	+27.66%	+16.16%
Institutional Class shares	+5.17%	+9.64%	+21.50%	+27.98%	+16.45%
S&P 500® Index	+6.42%	+8.34%	+19.73%	+22.99%	+15.16%

Expense Ratio Class A shares: 1.51% Gross; 1.26% Net of fee waiver, including acquired fund fees and expenses

Expense Ratio Institutional Class shares: 1.26% Gross; 1.01% Net of fee waiver, including acquired fund fees and expenses

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 877-522-8860.  Performance for Class A Shares with load reflects a maximum 5.00% sales charge.  Class A shares without load does not take into account any sales charges which would reduce performance.  Expense Ratio net of fee waiver reflects contractual fee waiver in effect through at least 1/27/2015.

Over the last six months, we liquidated our investments in Actavis plc, Xerox Corp. and R.R. Donnelly & Sons Co. as their respective stock prices had appreciated to levels we no longer found compelling.  We used the proceeds from those sales to establish new investments in Quest Diagnostics Inc., Rowan Companies plc and Dun & Bradstreet Corp. – companies that we believe offer attractive tradeoffs between risk and reward.

In addition to the new equity investments made during the period, we also invested a little less than 1.5% of the Fund’s assets in a collection of fixed income securities that will generally mature in no more than two years.  In aggregate, this collection of investment grade bonds yields around 1% – a significant premium to the return we have been getting on the cash reserves held in the Fund.

POPLAR FOREST PARTNERS FUND

During the period, we also wrote covered call options against our investment in Alcoa, Inc.  These options were exercised at maturity in mid-October and the underlying shares were subsequently called away.  We invested in Alcoa shortly after it was kicked out of the Dow Jones Industrial Average.  The stock price had fallen dramatically and our work suggested a prospective gain in excess of our hurdle rate over the coming three years.  Much to our delight, our thesis played out much more quickly than we expected and the stock exceeded our three-year target price in less than 12 months.  Given our desire to generate more tax friendly long-term gains, we used the covered call options to hedge our gains until they become long term.

Given our focus on long-term investing, we primarily focus on our long-term results; we are pleased with what we’ve been able to accomplish over the last four and three quarter’s years.  When we judge our results, we tend to focus on the Fund’s Institutional Class shares (IPFPX).  Since inception on 12/31/09, the Fund’s Institutional Class shares have delivered an annual return of 16.45% versus 15.16% for the S&P 500® Index.  The chart below is a hypothetical representation of how $10,000 would have grown had it been invested in either the Institutional Class shares of the Fund (to $20,609) or in the S&P 500® Index (to $19,550).  If we are successful, the gap between the lines on the chart will widen over time.

Past performance does not guarantee future results. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since the Fund’s inception on 12/31/2009. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

POPLAR FOREST PARTNERS FUND

Investment Observations

I’m writing this letter to you in the midst of the 13th correction of at least 5% since the stock market bottomed five and a half years ago (see Appendix).  By the time you read this letter, the market may have recovered or it may have fallen further.  While we keep watch for signs of changes in economic conditions that could affect the companies in our portfolio, the current correction looks like an opportunity and we’ve acted accordingly.  From my vantage point, the outlook appears favorable.

Over the last few months, I’ve been fascinated to watch the changes at our local Starbucks outlet.  As you might expect, my mornings start reasonably early.  I like being in before the market opens to get a handle on the day.  But before I get to my desk, I usually stop by Starbucks to pick up an iced green tea that I enjoy while reading the newspaper.  For several years, ever-friendly Eve took care of my order.  Many mornings she would see me crossing the street and start on my drink such that it was ready by the time I got to the counter.  She left for a better job a little over a year ago and her barista baton was passed to Margaret, who was equally cheerful and attentive.  Four months ago, Margaret told me she was leaving Starbucks for a “big girl” job at an insurance company.  A couple weeks after Margaret left, Michael departed for a full-time marketing and communications job.  What’s going on at Starbucks?

While it is never a good idea to draw a conclusion from too small a sample, I think increasing employee turnover at our local Starbucks illustrates the underlying strength of the economy – strength that may not be fully captured in backward-looking employment statistics.  A few years ago, the papers carried stories of recent college graduates being forced to work at Starbucks because they couldn’t find good jobs elsewhere.  Now, Margaret has traded in her green apron for a “big girl” job and I think that’s reason to be optimistic about the economy.

If what’s happening at our local Starbucks is representative of forces in the broader economy, activity may well be stronger than the Federal Reserve Board (the “Fed”) believes.  The Fed has continued with EASY money policies far longer than I expected and I think they run a real risk of letting inflation catch hold.  The headline from an article in the weekend edition of the Wall Street Journal on June 21-22, 2014 read: “CFOs Wake Up to Wage Inflation.”  As the article states:

“Even as the U.S. job market has improved, companies have been slow to pay workers more.  But they may now be approaching the time when they must cut bigger paychecks to compete.  What’s more, they seem to be preparing for this.”

In addition to potential for increased pressure on wages, increased employee turnover can create short-term inefficiencies which, in turn, can impact profitability.  For example, the new associates at my local Starbucks are not nearly as productive as the experienced baristas they replaced and the result is longer lines and extended wait times.

I hate waiting in line.  I don’t know anyone who actually likes to wait, but long lines really try my patience.  And yet, patience is a key ingredient in our long-term, bottom

POPLAR FOREST PARTNERS FUND

up investment process.  We invest with a minimum three year time horizon and we acknowledge that at times we’ll be early.  That sometimes feels like standing in an interminably long and slowly moving line, but if the risk/reward balance appears to be in our favor, we’ll happily wait.

At this point in the economic and stock market cycle, patience and attention to downside risk are particularly important variables in our investment process.  Our approach seeks to minimize permanent losses of capital through careful stock selection and attention to the price we pay for the stocks we buy.

While macroeconomic variables are a consideration in our work, we focus on individual companies and their future prospects.  Profit margins factor critically in our analysis and we prefer to invest in firms that have room to expand their profitability.  Unfortunately, we see an increasing number of businesses whose profit margins appear to be at or above normal.  To grow, these enterprises may need to hire new workers or invest in new equipment.  As the increased wait-time for my daily cup of green tea demonstrates, new workers face a learning curve that can temporarily hamper productivity and near term profit growth.

Over the last five years, the economic recovery from the Great Recession has been relatively muted.  A fearful outlook led companies to focus on growing profits by keeping costs low as revenues grew.  As a result, profits have grown faster than many observers predicted.  Better than expected profit growth led to strong returns from equities; stocks, as measured by the S&P 500® Index, have returned 15.7% per year over the last five years.  Going forward, costs may grow more in line with revenues as companies hire new workers and add new equipment.  I don’t expect profits to fall anytime soon; I simply expect slower growth.  Slower earnings growth may mean lower, but still positive, returns from stocks.

In an environment in which companies seem destined to have slower profit growth, it may become increasingly difficult to find winning stocks.  In such an environment, our attention to downside risk, owning roughly 30 stocks and a low portfolio turnover rate should be advantageous.  In practical terms, we only need to come up with 7 or 8 new investment ideas a year – we can afford to be choosy!

When evaluating these new ideas, we look at profit margins and revenue growth (as income growth drivers) as well as balance sheet strength and free cash flow generation.  Companies with strong balance sheets and sustainable free cash flow generally have modest needs for borrowing money.  When interest rates are low, borrowing money can help juice profits; however, when interest rates rise, debt costs can become a drag.  I continue to believe that interest rates will move higher over time and feel that our companies are well positioned for that eventuality.

Interest Rates – Why Still So Low?

I’ve felt that rates were due to increase for quite some time now; so far, I’ve been wrong.  Fortunately, we’re stock pickers and our investment process doesn’t hinge on

POPLAR FOREST PARTNERS FUND

macroeconomic forecasts.  While the interest rate on a 10-year Treasury bond has increased substantially from a low of roughly 1.5% in the summer of 2012, at just 2.5% at the end of September, rates still seemed unsustainably low.  Even the members of the Federal Reserve Open Market Committee have talked about “normal” short-term interest rates of 3.5-4.0%.  This would suggest “normal” 10-year yields of 4.5-5.0%, in my estimation.

In my opinion, the three key variables driving interest rates are 1) supply and demand for bonds, 2) perceptions of economic growth and inflation, and 3) alternative investment choices.

Supply and demand has been a big focus of investor worry this year as the Federal Reserve reduced its purchases of bonds from a rate of $85 billion a month to just $15 billion in September, with the expectation of ending its purchases in coming weeks.  It is surprising to me that interest rates have not increased more given a large buyer has stopped buying.  The Fed was buying at a rate of $1.1 TRILLION a year, and they will soon buy none.  All else being equal, interest rates should be higher given less demand.  Still, rates haven’t increased as I expected.  Why?  Because all else isn’t equal.

Despite several years of growth, investors seem worried about the slowly growing U.S. economy.  Further, despite unprecedented fiscal and monetary stimulus, fear of inflation seems exceedingly contained.  In recent months, slowing growth in China and weakness in Europe have further dampened fears of inflation and, as a result, the prices of a number of commodities (e.g., oil) have declined.  If investors continue to foresee slow economic growth with low inflation, rates may stay low for an extended period.

It is interesting to watch the current disconnect between the world’s developed economies.  For many years, the world’s economies seemed to move together.  We all went into the Great Recession and the accompanying financial crisis together, but the responses by authorities were different and now our economies appear headed in different directions.  The U.S. reacted to the crisis with massive monetary and fiscal stimulus in hopes of avoiding “Great Depression 2”.  Europe took a different track, driven by German demands for “austerity;” perhaps they were trying to avoid a replay of the destabilizing inflation experienced in the aftermath of WWI.  We’ve been living in a giant economic test tube – the experiment: stimulus versus austerity.

At this point, it looks as though the stimulus path has been more effective.  While the U.S. economy isn’t growing as robustly as we’d like, we’re doing much better than many countries in Europe.  Countries in southern Europe appear to be on the verge of (if not already in) recession.  Increasing sanctions against Russia for its incursion into Ukraine are adding to the economic challenges across the pond.  As a result, governments and central bankers in Europe are now talking about the need to relax government budget constraints and increased monetary stimulus.  Interest rates in Europe have declined dramatically.

In the midst of the financial crisis, a great deal of attention was focused on Europe’s PIGS (Portugal, Italy, Greece, Spain).  At the time, yields on 10-year government

POPLAR FOREST PARTNERS FUND

bonds issued by these troubled members of the European Union were quite high: Portugal – over 13%, Italy – over 6.5%, Greece – over 36%, Spain – over 6%.  At the same time, U.S. bonds of the same maturity yielded less than 2%.  With such wide interest rate differentials, global fixed income investors had incentive to invest in European debt.  Less than three years later, the situation looks very different.  Spanish and Italian government bonds now sport LOWER yields than U.S. debt and Greek and Portuguese interest rates have also fallen dramatically.  German bonds yield less than 1% and French bonds offer less than 1.5%.

Basically, interest rates look low virtually everywhere in the world.  Against that backdrop, U.S. bonds seem to offer a much better risk/reward tradeoff, and I believe purchases by global investors have offset the impact of reduced buying by the Fed.  To paraphrase an old real estate adage, U.S. bonds look like the least bad house in a bad neighborhood.  I continue to believe that bonds are over-valued globally, but I acknowledge that overvaluation can persist for years.

Outlook

In general, the U.S. economy appears to be growing slowly.  I think that is good news in the face of decreased fiscal and monetary stimulus.  The Federal government’s budget looks better than it has in years and this year’s deficit is projected to be less than 3% of U.S. gross domestic profit (versus 9% during the financial crisis).  The Fed will soon stop buying bonds and the conversation has shifted to the timing of the first increase in the Fed Funds rate.  In short, economic growth has transitioned from being dependent on stimulus to being self-sustaining.  Self-sustaining growth may lead to increased investor confidence which, in turn, could provide a tailwind for stock prices.

For the last several years, our portfolio has been decidedly oriented towards trying to capture the rewards I thought possible following the 2007-2008 bear market.  With the environment feeling more balanced between risk and reward, our portfolio is slowly evolving to being a bit more balanced as well.  As a result, we may hold a little extra cash and our search for new ideas may migrate to companies with generally more stable historic margins and strong balance sheets.

We have patience and a disciplined investment process and we are not afraid to make investments that are contrary to the collective thinking of the crowd.  We continue to find investments that meet our quality and return hurdles, although there are now fewer good ideas from which to choose.  We only invest when we believe the odds are in our favor.  I am content to watch patiently until the prices of stocks we’re interested in buying hit levels that we find attractive – price matters.  While I still get frustrated by the long line at Starbucks each morning, the green tea is worth the wait.

In Closing – Thank you

Since our last report, we’ve had a number of new client partners join us.  With these new client partners, the Poplar Forest Partners Fund is well beyond the $500 million

POPLAR FOREST PARTNERS FUND

mark and Poplar Forest Capital, LLC is now responsible for overseeing over $1.3 billion in client assets.  We are gratified to have client partners who believe that our long-term, contrarian investment approach appears to be a smart strategy.  We continue to invest alongside you, and we will strive for many years of shared success.  To all of our new client partners, I say: “Welcome aboard!”  Thank you for the trust you’ve placed in us.

J. Dale Harvey
October 17, 2014

Appendix – Stock Market Corrections

In the five years since the market bottomed in 2009, stocks, as measured by the S&P 500® Index, have experienced 12 corrections of 5% or more (see below).  Despite these periodic setbacks, stocks have continued a pattern of ever higher new highs.  While we remain optimistic about the long-term prospects for the portfolio, we expect more minor corrections if the market continues to move higher.  I will likely continue to view corrections as an opportunity to add to our investments.

Date of	Date of	S&P® 500 Index	S&P® 500 Index	%
High	Low	Closing High Price	Closing Low Price	Change
3/26/09	3/30/09	832.86	787.53	-5.4%
5/8/09	5/15/09	929.23	882.88	-5.0%
6/12/09	7/10/09	946.21	879.13	-7.1%
10/19/09	10/30/09	1097.91	1036.19	-5.6%
1/19/10	2/8/10	1150.23	1056.74	-8.1%
4/23/10	7/2/10	1217.28	1022.58	-16.0%
2/18/11	3/16/11	1343.01	1256.88	-6.4%
4/29/11	10/3/11	1363.61	1099.23	-19.4%
4/2/12	6/1/12	1419.04	1278.04	-9.9%
9/14/12	11/15/12	1465.77	1353.33	-7.7%
5/21/13	6/24/13	1669.16	1573.09	-5.8%
8/2/13	8/27/13	1709.67	1630.48	-4.6%
12/31/13	2/3/14	1848.36	1741.89	-5.8%
9/18/14*		2011.36*
* = high as of 9/30/14

Source: Yahoo Finance and Poplar Forest Capital, LLC calculations.

POPLAR FOREST PARTNERS FUND

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in medium-sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is not possible to invest directly in an index.

The Dow Jones Industrial Average is a price weighted index consisting of 30 large, publicly owned companies in the U.S. It is not possible to invest directly in an index.

Poplar Forest Capital, LLC is the adviser to the Poplar Forest Partners Fund which is distributed by Quasar Distributors, LLC.

POPLAR FOREST PARTNERS FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

POPLAR FOREST PARTNERS FUND

EXPENSE EXAMPLE at September 30, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Poplar Forest Partners Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/14 – 9/30/14).

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% and 1.00% per the operating expenses limitation agreement for the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

POPLAR FOREST PARTNERS FUND

EXPENSE EXAMPLE at September 30, 2014 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/14	9/30/14	4/1/14 – 9/30/14*
Class A Shares

Actual	$1,000.00	$1,050.30	$6.42

Hypothetical (5% return	$1,000.00	$1,018.80	$6.33
before expenses)

Institutional Class Shares

Actual	$1,000.00	$1,051.70	$5.14

Hypothetical (5% return	$1,000.00	$1,020.05	$5.06
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account values over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratios of the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares are 1.25% and 1.00%, respectively.

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Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Partners Fund – Institutional Class Shares vs the S&P 500® Index

		Since
Average Annual Total Return:	1 Year	Inception1
Poplar Forest Partners Fund – Institutional Class Shares	21.50%	16.45%
Poplar Forest Partners Fund – Class A Shares (with sales load)	15.17%	14.91%
Poplar Forest Partners Fund – Class A Shares (without sales load)	21.22%	16.16%
S&P 500® Index	19.73%	15.16%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

1	The Fund commenced operations on December 31, 2009.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2014

Shares	COMMON STOCKS – 94.8%	Value

	Administrative and Support Services – 2.1%
330,000	AECOM Technology Corp. (b)	$11,137,500

	Chemical Manufacturing – 8.4%
1,700,000	Avon Products, Inc.	21,420,000
370,000	Eli Lilly & Co.	23,994,500
		45,414,500

	Computer and Electronic
	Product Manufacturing – 9.2%
700,000	Hewlett-Packard Co.	24,829,000
850,000	Intersil Corp. – Class A	12,078,500
235,000	TE Connectivity Ltd. (a)	12,993,150
		49,900,650

	Credit Intermediation
	and Related Activities – 10.0%
950,000	Bank of America Corp.	16,197,500
435,000	Citigroup, Inc.	22,541,700
255,000	JPMorgan Chase & Co.	15,361,200
		54,100,400

	Energy Extraction – 2.6%
560,000	Rowan Companies plc – Class A (a)	14,173,600

	Insurance Carriers and Related Activities – 19.2%
275,000	Aetna Inc.	22,275,000
230,000	Allstate Corp.	14,115,100
411,500	American International Group, Inc.	22,229,230
440,000	Lincoln National Corp.	23,575,200
410,000	MetLife, Inc.	22,025,200
		104,219,730

	Machinery Manufacturing – 6.4%
340,000	Baker Hughes, Inc.	22,120,400
500,000	General Electric Co.	12,810,000
		34,930,400

	Merchant Wholesalers, Durable Goods – 1.5%
119,000	Reliance Steel & Aluminum Co.	8,139,600

	Miscellaneous Manufacturing – 2.5%
190,000	Baxter International Inc.	13,636,300

	Miscellaneous Store Retailers – 2.7%
1,210,000	Staples, Inc.	14,641,000

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Shares		Value

	Oil and Gas Extraction – 8.8%
350,000	Halliburton Co.	$22,578,500
490,000	Ultra Petroleum Corp. (b)	11,397,400
560,000	WPX Energy, Inc. (b)	13,473,600
		47,449,500

	Paper Manufacturing – 3.0%
465,000	Sealed Air Corp.	16,219,200

	Primary Metal Manufacturing – 2.0%
685,000	Alcoa, Inc. (d)	11,021,650

	Professional, Scientific,
	and Technical Services – 7.3%
165,000	Omnicom Group Inc.	11,361,900
270,000	Quest Diagnostics, Inc.	16,383,600
200,000	URS Corp.	11,522,000
		39,267,500

	Publishing Industries – 9.1%
130,000	Dun & Bradstreet Corp.	15,271,100
305,000	Electronic Arts Inc. (b)	10,861,050
495,000	Microsoft Corp.	22,948,200
		49,080,350
	TOTAL COMMON STOCKS
	(Cost $403,579,045)	513,331,880

Principal
Amount	CORPORATE BONDS – 1.5%

	Computer and Electronic
	Product Manufacturing – 0.3%
	Thermo Fisher Scientific Inc.
$1,500,000	2.25%, 8/15/16	1,529,040

	Machinery Manufacturing – 0.3%
	General Electric Capital Corp.
1,500,000	3.35%, 10/17/16	1,573,071

	Pipeline Transportation – 0.3%
	Oneok Partners LP
1,500,000	3.25%, 2/1/16	1,547,104

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Principal
Amount		Value

	Professional, Scientific,
	and Technical Services – 0.3%
	Quest Diagnostics, Inc.
$1,500,000	3.20%, 4/1/16	$1,548,455

	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 0.3%
	Prudential Financial Inc.
1,500,000	4.75%, 9/17/15	1,559,657
	TOTAL CORPORATE BONDS
	(Cost $7,760,077)	7,757,327

Shares	SHORT-TERM INVESTMENTS – 4.5%

24,538,152	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.04% (c)	24,538,152
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $24,538,152)	24,538,152
	Total Investments in Securities
	(Cost $435,877,274) – 100.8%	545,627,359
	Liabilities in Excess of Other Assets – (0.8)%	(4,233,086)
	NET ASSETS – 100.0%	$541,394,273

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at September 30, 2014.
(d)	A portion of this security is pledged as collateral for written options.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF OPTIONS WRITTEN at September 30, 2014

Contracts	CALL OPTIONS	Value

6,800	Alcoa, Inc.
	Expiration: October 2014, Exercise Price: $13	$2,142,000
	TOTAL CALL OPTIONS WRITTEN
	(Premiums received $1,309,201)	$2,142,000

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2014

ASSETS
Investments in securities, at value (identified cost $435,877,274)	$545,627,359
Receivables
Fund shares issued	5,192,059
Dividends and interest	710,694
Prepaid expenses	37,548
Total assets	551,567,660

LIABILITIES
Payables
Securities purchased	7,013,702
Fund shares redeemed	347,918
Due to Adviser	352,156
Options written, at value (premiums received $1,309,201)	2,142,000
12b-1 fees	142,891
Custody fees	2,589
Administration fees	80,701
Transfer agent fees and expenses	32,469
Audit fees	19,900
Fund accounting fees	24,396
Chief Compliance Officer fee	1,500
Accrued expenses	13,165
Total liabilities	10,173,387
NET ASSETS	$541,394,273

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$212,245,587
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	4,515,248
Net asset value and redemption price per share	$47.01
Maximum offering price per share
(Net asset value per share divided by 95.00%)	$49.48
Institutional Class Shares
Net assets applicable to shares outstanding	$329,148,686
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	6,970,689
Net asset value, offering and redemption price per share	$47.22

COMPONENTS OF NET ASSETS
Paid-in capital	$401,489,950
Accumulated net investment income	1,829,904
Accumulated net realized gain from investments and written options	29,157,133
Net unrealized appreciation/(depreciation) on:
Investments	109,750,085
Written options	(832,799)
Net assets	$541,394,273

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2014

INVESTMENT INCOME
Income
Dividends	$6,955,419
Interest	11,980
Total income	6,967,399
Expenses
Advisory fees (Note 4)	3,849,143
Administration fees (Note 4)	397,536
12b-1 fees – Class A shares (Note 5)	393,681
Transfer agent fees and expenses (Note 4)	184,005
Fund accounting fees (Note 4)	144,611
Registration fees	49,162
Custody fees (Note 4)	46,369
Audit fees	19,949
Printing and mailing expense	14,489
Trustees fees	10,523
Legal fees	9,864
Insurance expense	9,340
Chief Compliance Officer fee (Note 4)	8,999
Miscellaneous	15,903
Total expenses	5,153,574
Less: Advisory fees waived by Adviser (Note 4)	(573,464)
Net expenses	4,580,110
Net investment income	2,387,289

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND WRITTEN OPTIONS
Net realized gain from:
Investments	30,462,138
Written options	60,465
Net change in unrealized appreciation/(depreciation) on:
Investments	40,107,163
Written options	(832,799)
Net realized and unrealized gain
on investments and written options	69,796,967
Net Increase in Net Assets Resulting from Operations	$72,184,256

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,387,289	$2,719,641
Net realized gain from
investments and written options	30,522,603	11,954,351
Net change in unrealized
appreciation/(depreciation) on:
Investments	40,107,163	58,818,075
Written options	(832,799)	—
Net increase in net assets
resulting from operations	72,184,256	73,492,067

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A Shares	(799,795)	(664,568)
Institutional Class Shares	(1,840,765)	(1,531,051)
From net realized gain on investments:
Class A Shares	(4,809,041)	(245,919)
Institutional Class Shares	(8,664,356)	(469,587)
Total distributions to shareholders	(16,113,957)	(2,911,125)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	182,542,290	49,335,724
Total increase in net assets	238,612,589	119,916,666

NET ASSETS
Beginning of Year	302,781,684	182,865,018
End of Year	$541,394,273	$302,781,684
Accumulated net investment income	$1,829,904	$2,083,175

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class A Shares

	Year Ended		Year Ended
	September 30, 2014		September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,442,781	$109,824,069	993,666	$36,862,806
Shares issued on
reinvestments of distributions	119,977	4,959,853	25,892	797,715
Shares redeemed	(637,320)	(28,652,154)	(404,376)	(14,095,875)
Net increase	1,925,438	$86,131,768	615,182	$23,564,646

Institutional Class Shares
	Year Ended		Year Ended
	September 30, 2014		September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,972,850	$134,215,995	1,790,993	$63,084,143
Shares issued on
reinvestments of distributions	139,589	5,784,579	39,275	1,212,401
Shares redeemed	(975,935)	(43,590,052)	(1,132,580)	(38,525,466)
Net increase	2,136,504	$96,410,522	697,688	$25,771,078

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

					December 31,
					2009*
					through
	Year Ended September 30,				September 30,
	2014	2013	2012	2011	2010
Net asset value,
beginning of period	$40.68	$29.86	$24.27	$26.16	$25.00
Income from
investment operations:
Net investment income^	0.19	0.36	0.31	0.26	0.17
Net realized and unrealized
gain/(loss) on investments
and written options	8.17	10.91	5.51	(1.91)	0.99
Total from
investment operations	8.36	11.27	5.82	(1.65)	1.16
Less distributions:
From net investment income	(0.29)	(0.33)	(0.23)	(0.10)	—
From net realized
gain on investments	(1.74)	(0.12)	(0.00)#	(0.14)	—
Total distributions	(2.03)	(0.45)	(0.23)	(0.24)	—
Net asset value, end of period	$47.01	$40.68	$29.86	$24.27	$26.16

Total return	21.22%	38.24%	24.14%	-6.44%	4.64	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$212,245	$105,366	$58,954	$37,987	$18,200
Ratio of expenses to
average net assets:
Before fee waiver	1.39%	1.50%	1.58%	1.61%	2.24	%++
After fee waiver	1.25%	1.25%	1.25%	1.25%	1.25	%++
Ratio of net investment
income/(loss) to average
net assets:
Before fee waiver	0.28%	0.75%	0.77%	0.54%	(0.11	%)++
After fee waiver	0.42%	1.00%	1.10%	0.90%	0.88	%++
Portfolio turnover rate	23.10%	27.82%	29.19%	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares

					December 31,
					2009*
					through
	Year Ended September 30,				September 30,
	2014	2013	2012	2011	2010
Net asset value,
beginning of period	$40.84	$29.96	$24.34	$26.20	$25.00
Income from
investment operations:
Net investment income^	0.30	0.44	0.38	0.33	0.24
Net realized and unrealized
gain/(loss) on investments
and written options	8.19	10.96	5.52	(1.91)	0.96
Total from
investment operations	8.49	11.40	5.90	(1.58)	1.20
Less distributions:
From net investment income	(0.37)	(0.40)	(0.28)	(0.14)	—
From net realized
gain on investments	(1.74)	(0.12)	(0.00)#	(0.14)	—
Total distributions	(2.11)	(0.52)	(0.28)	(0.28)	—
Net asset value, end of period	$47.22	$40.84	$29.96	$24.34	$26.20

Total return	21.50%	38.62%	24.45%	-6.18%	4.80	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$329,149	$197,416	$123,911	$92,020	$28,341
Ratio of expenses to
average net assets:
Before fee waiver	1.14%	1.25%	1.33%	1.36%	1.94	%++
After fee waiver	1.00%	1.00%	1.00%	1.00%	1.00	%++
Ratio of net investment
income to average net assets:
Before fee waiver	0.52%	0.98%	1.02%	0.81%	0.30	%++
After fee waiver	0.66%	1.23%	1.35%	1.17%	1.24	%++
Portfolio turnover rate	23.10%	27.82%	29.19%	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2014

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund currently offers Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2011-2013, or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Derivatives:  The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

As of September 30, 2014, the location of derivatives in the statement of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

Derivative Type	Statement of Assets and Liabilities Location	Value
Equity Contracts	Options written, at fair value	$(2,142,000)

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014 is as follows:

	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Net realized gain from written options	$60,465
Equity Contracts	Change in unrealized
	depreciation on written options	(832,799)

The average monthly market value of written options during the year ended September 30, 2014 was $666,567.

Transactions in written options contracts for the year ended September 30, 2014, are as follows:

		Premiums
	Contracts	Received
Beginning balance	—	—
Options written	6,875	$1,369,666
Options expired	(75)	(60,465)
Outstanding at September 30, 2014	6,800	$1,309,201

The Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

The table below shows the offsetting assets and liabilities relating to the written options shown on the statement of assets and liabilities.

Gross Amounts not
Offset in the Statement
	Gross	Gross	Net	of Assets and Liabilities
	Amounts	Amounts	Amounts
	of	Offset	Presented		Cash &
	Recognized	in the	in the		Securities
	Assets	Statement	Statement		Collateral
	or	of Assets &	of Assets &	Financial	Pledged	Net
	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Assets:
Description
None	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—
Liabilities:
Description
Written Options	$2,142,000	$—	$2,142,000	$2,142,000	$—	$2,142,000
	$2,142,000	$—	$2,142,000	$2,142,000	$—	$2,142,000

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Debt Securities:  Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Options: Options are valued using the composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Options that are valued based on quoted prices from the exchange are categorized in level 1 of the fair value hierarchy. Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2014:

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Administrative Support
and Waste Management	$48,529,000	$—	$—	$48,529,000
Finance and Insurance	158,320,130	—	—	158,320,130
Health Care and
Social Assistance	16,383,600	—	—	16,383,600
Information	33,809,250	—	—	33,809,250
Manufacturing	136,009,150	—	—	136,009,150
Mining, Quarrying, and
Oil and Gas Extraction	61,623,100	—	—	61,623,100
Retail Trade	14,641,000	—	—	14,641,000
Professional, Scientific,
and Technical Services	22,883,900	—	—	22,883,900
Wholesale Trade	21,132,750	—	—	21,132,750
Total Common Stocks	513,331,880	—	—	513,331,880
Corporate Bonds
Finance and Insurance	—	3,132,728	—	3,132,728
Health Care and
Social Assistance	—	1,548,455	—	1,548,455
Manufacturing	—	1,529,040	—	1,529,040
Transportation
and Warehousing	—	1,547,104	—	1,547,104
Total Corporate Bonds	—	7,757,327	—	7,757,327
Short-Term Investments	24,538,152	—	—	24,538,152
Total Investments
in Securities	$537,870,032	$7,757,327	$—	$545,627,359
Liabilities:
Written Options	$—	$2,142,000	$—	$2,142,000

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at September 30, 2014, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended September 30, 2014.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2014, Poplar Forest Capital, LLC (the “Adviser”) provided the Fund with investment management services under an investment

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the year ended September 30, 2014, the Fund incurred $3,849,143 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended September 30, 2014, the Adviser reduced its fees in the amount of $573,464; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $1,690,188 at September 30, 2014.  The expense limitation will remain in effect through at least January 27, 2015, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2015	$522,848
2016	593,876
2017	573,464
$1,690,188

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended September 30, 2014, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$397,536
Fund Accounting	144,611
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	140,838
Custody	46,369
Chief Compliance Officer	8,999

At September 30, 2014, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration	$80,701
Fund Accounting	24,396
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	26,158
Custody	2,589
Chief Compliance Officer	1,500

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2014, the Class A shares paid the Distributor $393,681.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $247,972,490 and $92,267,113, respectively.  There were no long-term purchases or sales of U.S. Government securities.

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $35,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended September 30, 2014, the Fund did not draw upon its line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax character of distributions paid by the Fund during the years ended September 30, 2014 and September 30, 2013 was as follows:

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Ordinary income	$2,640,560	$2,195,619
Long-term capital gains	13,473,397	715,506

Ordinary income distributions may include dividends paid from short-term capital gains.

As of September 30, 2014, the components of capital on a tax basis were as follows:

Cost of investments (a)	$436,067,192
Gross unrealized appreciation	121,151,088
Gross unrealized depreciation	(11,590,921)
Net unrealized appreciation	109,560,167
Undistributed ordinary income	3,729,273
Undistributed long-term capital gain	27,447,682
Total distributable earnings	31,176,955
Other accumulated gains/(losses)	(832,799)
Total accumulated earnings/(losses)	$139,904,323

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sale adjustments.

POPLAR FOREST PARTNERS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Poplar Forest Partners Fund

We have audited the accompanying statement of assets and liabilities of the Poplar Forest Partners Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 31, 2009 (commencement of operations) through September 30, 2010.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Poplar Forest Partners Fund, as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period December 31, 2009 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2014

POPLAR FOREST PARTNERS FUND

NOTICE TO SHAREHOLDERS at September 30, 2014 (Unaudited)

For the year ended September 30, 2014, the Fund designated $2,640,560 as ordinary income and $13,473,397 as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2014, the percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2014 was 100%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 68)		term since	Gamma Delta Housing		Advisors
615 E. Michigan Street		March	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		2014.	housing management)		(for series not
			(2012 to present);		affiliated with
			Trustee and Chair (2000		the Fund);
			to 2012), New Covenant		Independent
			Mutual Funds (1999-2012);		Trustee from
			Director and Board		1999 to 2012,
			Member, Alpha Gamma		New Covenant
			Delta Foundation		Mutual Funds.
(philanthropic
organization) (2005
to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee,
(age 78)		term since	Financial Consultant		Advisors
615 E. Michigan Street		February	and former Executive		Series Trust
Milwaukee, WI 53202		1997.	Vice President and		(for series not
			Chief Operating Officer		affiliated with
			of ICI Mutual Insurance		the Fund);
			Company (until January		Trustee, The
			1997).		Forward Funds
(33 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 80)		term since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202			funds) (1985 to 1993).		(for series not
affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 74)		term since	Senior Vice President,		Advisors
615 E. Michigan Street		February	Federal Home Loan		Series Trust
Milwaukee, WI 53202		1997.	Bank of San Francisco.		(for series not
affiliated with
the Fund).

POPLAR FOREST PARTNERS FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	1	Trustee,
(age 67)	Trustee	term since	U.S. Bancorp Fund		Advisors
615 E. Michigan Street		September	Services, LLC (May		Series Trust
Milwaukee, WI 53202		2008.	1991 to present).		(for series not
affiliated with
the Fund).

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 67)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 47)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 53)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 43)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 43)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 57)	President,	term since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

POPLAR FOREST PARTNERS FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 49)		term since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		June 2007.
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2014, the Trust is comprised of 43 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-522-8860 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

POPLAR FOREST PARTNERS FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-877-522-8860.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$16,900	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,200	$3,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess__
  Douglas G. Hess, President

Date 12/1/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess_ _
  Douglas G. Hess, President

Date  12/1/14

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date 12/1/14

* Print the name and title of each signing officer under his or her signature.